Inventories	3 Months Ended
Dec. 31, 2023
Disclosure Of Inventories [Abstract]
Inventories

8. INVENTORIES

(In thousands of Euros)	December 31, 2023	September 30, 2023
Raw materials	81,567	69,580
Work in progress	29,166	23,102
Finished goods	533,634	502,410
Total inventories at the lower of cost and net realizable value	644,367	595,092

During the three months ended December 31, 2023 and 2022, inventories of €54.9 million and €41.6 million, respectively, were recognized as an expense and included in cost of sales. Write-downs of inventories during the three months ended December 31, 2023 were €2.7 million. No write-downs were recognized during the three months ended December 31, 2022.